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                                                                   EXHIBIT 10.15


                                  AMENDMENT TO
                        ASSIGNMENT AGREEMENT AND LICENSE

WHEREAS:

CYBEROAD GAMING CORPORATION, (the "Assignor"), wishes to amend Section 1.1 of the attached agreement (the "Assignment Agreement and License");

and

CYBEROAD.COM (ISLE OF MAN) LIMITED, (the "Assignee) wishes to amend Section 1.1 of the Assignment Agreement and License;

Now therefore for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged the Assignor and the Assignee agree as follows:

1.0 section 1.l of the Assignment Agreement and License is hereby deleted and replaced with the following:

      1.1 In consideration of the sum of thirty thousand U.S. dollars ($30,000.00 U.S.), the grant of a two site license by the Assignee to the Assignor and the right to use the software "CR Netbook" on and subject to the terms hereof, the Assignor hereby transfers, conveys, and assigns to the Assignee, 100% ownership of two companies operating in Costa Rica: Sistemas de Informacion Tecnologica (SIT) and Informacion y Tecnologia Canadiense (ITC) and all of its rights, title and interest in and to the software product known as "CR Netbook. The said software product shall include:

            1.1.1 the source code for the software "CR Netbook";

            1.1.2 copyright in all countries of the world;

            1.1.3 all software modules that make up the "CR Netbook" system in all languages, formats, media and versions and all modifications, updates and enhancements thereto produced up to the effective date of this Agreement;

            1.1.4 all user documentation; and

            1.1.5 the trademark to the name "CR Netbook".


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2.0   the remaining terms and conditions of the original Assignment Agreement shall remain in full force and effect unamended.

3.0   EXECUTION IN COUNTERPART

This Amendment may be signed by the, parties in as many counterparts as may be necessary, each of which so signed shall be deemed to be an original ad such counterpart together shall constitute one and the same instrument and notwithstanding the date of execution shall be deemed to beer the date as set forth below.

IN WITNESS WHEREOF the parties have caused these presents to be executed personally or by their duly authorized officers as of the day and year written below.



CYBEROAD GAMING CORPORATION              CYBEROAD.COM (ISLE OF
                                         MAN) LIMITED


Per:  /s/  LAWRENCE COFIELD              Per:  /s/ JOHN COFFEY
    --------------------------------         -----------------------------
Name:    Lawrence Cofield                Name:   John Coffey
Title:   Director                        Title:  Director


Dated this 11 Day of June, 1999 at 4 p.m.